UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 8, 2025 (July 7, 2025)

Mobileye Global Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41541	88-0666433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

c/o Mobileye B.V.

Har Hotzvim, 1 Shlomo Momo HaLevi Street

Jerusalem 9777015, Israel

(Address of principal executive offices and zip code)

+972-2-541-7333

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock ($0.001 Par Value)	MBLY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Secondary Offering and Stock Repurchase

Mobileye Global Inc. (the “Company”) today announced the commencement of an underwritten secondary public offering (the “Offering”) of 45 million shares of the Company’s Class A common stock (“Class A Stock”) by Intel Overseas Funding Corporation, a wholly owned subsidiary of Intel Corporation (the “Selling Stockholder”). The Selling Stockholder intends to grant the underwriters a 30-day option to purchase up to an additional 6.75 million shares of Class A Stock.

In connection with the Offering, the Company entered into an agreement (the “Share Repurchase Agreement”) with the Selling Stockholder to purchase $100 million aggregate amount of shares of Class A Stock from the Selling Stockholder, at a price per share equal to the per share purchase price to be paid by the underwriters in the Offering (the “Share Repurchase”). The Share Repurchase Agreement contains customary representations, warranties and covenants of the parties. The Offering is not conditioned upon the closing of the Share Repurchase, but the Share Repurchase is conditioned upon the closing of the Offering. The underwriters in the Offering will not receive any compensation for the shares of the Class A Stock being repurchased by the Company. The terms and conditions of the Share Repurchase were reviewed and approved by the disinterested members of the audit committee of the Company’s board of directors and by the disinterested members of the Company’s board of directors.

The foregoing description of the Share Repurchase Agreement does not purport to be complete and is subject to and is qualified in its entirety by reference to the Share Repurchase Agreement, a copy of which is attached hereto as Exhibit 10.1 and the terms of which is incorporated herein by reference. The Selling Stockholder is the Company’s majority stockholder. For more information on the Selling Stockholder’s relationship to the Company, please refer to the Company’s Definitive Proxy Statement filed on April 25, 2025.

Item 2.02	Results of Operations and Financial Condition

The information disclosed below in Item 7.01 under the heading “Preliminary Estimated Results for the Three Months Ended June 28, 2025” is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

In addition, the Selling Stockholder has informed the Company of its plan to voluntarily convert pursuant to the Company's Amended and Restated Certificate of Incorporation an additional 50 million shares of its outstanding Class B common stock to Class A Stock (the “Conversion”), contingent on the closing of the Offering. The Selling Stockholder has further informed the Company that it intends to hold the shares of Class A Stock at this time and that the Conversion is being effected solely to increase the number of shares of Class A Stock issued and outstanding. The Offering is not conditioned upon the closing of the Conversion, but the Conversion is conditioned upon the closing of the Offering.

The shares of Class A Stock to be issued to the Selling Stockholder in the Conversion will be issued pursuant to an exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933. The Company will receive no proceeds from the issuance of the shares in the Conversion.

Item 7.01	Regulation FD Disclosure

In connection with the Offering, the Company intends to provide the following disclosure to investors.

Recent Developments

Events in Israel

On June 13, 2025, Israel launched a preemptive attack on Iran, to which Iran responded with ballistic missile and drone attacks. On June 23, 2025, Israel and Iran agreed to a ceasefire, although there is no assurance that the ceasefire will continue. How long and how severe the current conflict may become is unknown at this time, and any continued clash among Israel and Iran or other countries or militant groups in the region may escalate in the future into a greater regional conflict. The Company expects that the current conflict as well as the security escalation in Israel will not have a material impact on its business results in the short term. The Company has a business continuity plan in place to address a range of scenarios, including potential escalations, which it believes has proven effective over the past 18 months. However, since these are events beyond the Company’s control, their continuation or cessation may affect the Company’s expectations. The Company continues to monitor political and military developments closely and examine the consequences for its operations and assets.

Agreement with TSMC

The Company has a long-standing relationship with STMicroelectronics to manufacture its EyeQ products. As part of an effort to establish redundancy and better control of its supply chain, the Company has sought additional qualified suppliers, and it has recently entered into an agreement with TSMC (Taiwan Semiconductor Manufacturing Company Ltd.) under which it will manufacture components of the Company’s imaging radar and some of its future generations of its EyeQ product, and potentially other future products.

Preliminary Estimated Results for the Three Months Ended June 28, 2025

The following table reflects certain preliminary estimated results for the three months ended June 28, 2025 and actual financial results derived from the Company’s unaudited condensed consolidated financial statements for the three months ended June 29, 2024:

	Three Months Ended (Ended)
	June 28, 2025 (estimated)		June 29, 2024
	Low	High

	($ millions)
Revenue	$502	$506	$439
Operating (loss) income	(82)	(76)	(94)
Adjusted operating income(1)	98	104	79

(1)       Adjusted Operating Income is a non-GAAP financial measure. In addition to the Company’s financial results determined in accordance with GAAP, its management uses Adjusted Operating Income as a key measure in operating its business. The Company use this non-GAAP financial measure to make strategic decisions, establish business plans and forecasts, identify trends affecting its business, and evaluate performance. For example, the Company use this non-GAAP financial measure to assess its pricing and sourcing strategy, in the preparation of its annual operating budget, and as a measure of its operating performance. The Company believes that Adjusted Operating Income may be helpful to investors because it allows for greater transparency into what measures its management (and the management of Intel Corporation (“Intel”)) uses in operating the Company’s business and measuring its performance, and enables comparison of financial trends and results between periods where items may vary independent of business performance. This non-GAAP financial measure is presented for supplemental informational purposes only, should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies.

The Company believes excluding items that neither relate to the ordinary course of business nor reflect its underlying business performance, such as the amortization of intangible assets, enables management and its investors to compare its underlying business performance from period-to-period. Accordingly, the Company believes these adjustments facilitate a useful evaluation of its current operating performance and comparison to its past operating performance and provide investors with additional means to evaluate cost and expense trends. In addition, the Company also believes these adjustments enhance comparability of its financial performance against those of other technology companies.

The Company’s non-GAAP financial measures reflect adjustments for amortization charges for its acquisition-related intangible assets and share-based compensation expense as well as the related income tax effects where applicable. The Company excludes amortization charges for its acquisition-related intangible assets for purposes of calculating certain non-GAAP measures, although revenue is generated, in part, by these intangible assets, to eliminate the impact of these non-cash charges that are inconsistent in size and are significantly impacted by the timing and valuation of its acquisitions. These amortization charges relate to intangible assets consisting of developed technology, customer relationships, and brands as a result of Intel’s acquisition of the Company in 2017 and the acquisition of Moovit in 2020. The Company believes that the exclusion of share-based compensation expense is appropriate because it eliminates the impact of non-cash expenses for equity-based compensation costs that are based upon valuation methodologies and assumptions that vary over time, and the amount of the expense can vary significantly between companies due to factors that are unrelated to their core operating performance and that can be outside of their control. Although the Company excludes share-based compensation expenses from its non-GAAP measures, equity compensation has been, and will continue to be, an important part of its future compensation strategy and a significant component of its future expenses, and may increase in future periods.

A reconciliation is provided below for Adjusted Operating Income to the most directly comparable financial measure presented in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, as well as the Company’s consolidated financial statements and related notes in its Annual Report on Form 10-K for the year ended December 28, 2024 (the “2024 10-K”) and its Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2025 (the “Q1 Quarterly Report”).

The Company defines Adjusted Operating Income as operating income (loss) presented in accordance with GAAP, adjusted to exclude amortization of acquisition related intangibles and share-based compensation expense.

	Three Months Ended (Ended)
	June 28, 2025 (estimated)		June 29, 2024
	Low	High

	($ millions)
Operating (loss) income	$(82)	$(76)	$(94)
Add: Amortization of acquired intangible assets	111	111	111
Add: Share-based compensation expense	69	69	62
Adjusted operating income	98	104	79

The Company estimates that its revenue for the three months ended June 28, 2025 will be between $502 million and $506 million, an increase of $63 million to $67 million, or approximately 14% to 15%, as compared to revenue of $439 million for the three months ended June 29, 2024. The increase in the Company’s revenue is expected to be primarily due to an increase in EyeQ SOC revenue resulting from higher customer demand and the normalization of excess inventory by the Company’s Tier 1 customers that was previously used to satisfy demand during 2024. The Company’s quarterly preliminary results reflect strong industry conditions; the Company continues to monitor for potential headwinds from tariffs and other macroeconomic conditions.

The Company has provided ranges of preliminary estimated results for selected unaudited financial information for the three months ended June 28, 2025. The Company’s final results remain subject to management’s final review and adjustments, its other closing procedures, and any subsequent events. Accordingly, you should not place undue reliance on the Company’s preliminary estimated results for the three months ended June 28, 2025, which may differ from actual results. During the course of the preparation of the Company’s unaudited condensed consolidated financial statements for the three months ended June 28, 2025 and the notes thereto by management, additional items that require adjustments to the preliminary estimated results presented herein may be identified. The preliminary estimated results that are presented as ranges are not intended to imply that actual results could not fall outside of the estimated ranges. For further discussion of some of the factors that may cause actual results to vary materially from the preliminary estimated results provided above, see “Cautionary Statement Regarding Forward-Looking Statements” and “Risk Factors.”

The preliminary estimated financial data included in this Current Report on Form 8-K has been prepared on the basis of currently available information by, and is the responsibility of, management. The Company’s independent registered public accounting firm, Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, has not audited, reviewed, examined, compiled, nor applied agreed-upon procedures with respect to the preliminary estimated financial data. Accordingly, Kesselman & Kesselman does not express an opinion or any other form of assurance with respect thereto.

The preliminary estimated results provided herein do not represent a comprehensive statement of the Company’s financial results and should not be viewed as a substitute for the unaudited condensed consolidated financial statements prepared in accordance with GAAP. In addition, the preliminary estimates for the three months ended June 28, 2025 are not necessarily indicative of the results to be achieved in any future period.

The information included in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Share Repurchase Agreement, dated July 7, 2025 by and between Mobileye Global Inc. and Intel Overseas Funding Corporation

104	Cover Page Interactive Data File (formatted in iXBRL)

Cautionary Statement About Forward-Looking Statements

The Company’s business outlook, guidance and other statements in this Current Report on Form 8-K that are not statements of historical fact, including statements about its beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including the Company’s preliminary estimated financial results for the three months ended June 28, 2025. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” or the negative of these terms, and other similar expressions, although not all forward-looking statements contain these words. The Company bases these forward-looking statements or projections, including its full-year guidance, on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. You should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect its actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections.

Important factors that may materially affect such forward-looking statements and projections include the following: further deterioration of macroeconomic conditions due to ongoing global economic and political uncertainty (as the Company’s current guidance assumes the estimated production and/or demand impact of current tariff conditions); the Company's preliminary estimated financial results for the three months ended June 28, 2025; future business, social and environmental performance, goals and measures; its anticipated growth prospects and trends in markets and industries relevant to its business; business and investment plans; expectations about its ability to maintain or enhance its leadership position in the markets in which it participates; future consumer demand and behavior, including expectations about excess inventory utilization by customers; its ability to effectively compete in the markets in which it operates; future products and technology, and the expected availability and benefits of such products and technology; development of regulatory frameworks for current and future technology; changes in regulation and trade policy, including increased tariffs, in regions in which it operates, including the U.S., Europe and China; projected cost and pricing trends; future production capacity and product supply; potential future benefits and competitive advantages associated with its technologies and architecture and the data it has accumulated; the future purchase, use and availability of products, components and services supplied by third parties, including third-party IP and manufacturing services; uncertain events or assumptions, including statements relating to its estimated vehicle production and market opportunity, potential production volumes associated with design wins and other characterizations of future events or circumstances; availability, uses, sufficiency and cost of capital and capital resources, including expected returns to stockholders such as dividends, and the expected timing of future dividends; tax- and accounting-related expectations; adverse conditions in Israel, including in connection with Israeli military operations in response to the October 7, 2023 terrorist attacks or the current conflict between Israel and Iran, which may affect its operations and may limit its ability to produce and sell its solutions; and any disruption in its operations by the obligations of its personnel to perform military service as a result of current or future military actions involving Israel. Detailed information regarding these and other factors that could affect the Company’s business and results is included in its SEC filings, including its 2024 10-K and Q1 Quarterly Report, particularly in the section entitled “Item 1A. Risk Factors”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mobileye Global Inc.

Date: July 8, 2025	By:	/s/ Prof. Amnon Shashua
Prof. Amnon Shashua
President and Chief Executive Officer